SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         February 5, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
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        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure
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     Kevan Watts, co-head of global investment banking at Merrill Lynch, is scheduled to deliver a presentation at Lehman Brothers' European Investment Banking Conference on Friday, February 8 at 6:45 am (EST). Mr. Watts will discuss Merrill Lynch's European Investment Banking business.

     You may access Mr. Watts' presentation by dialing one of the following numbers:

US Toll Free: 800-521-5414
UK Toll Free: 0800-279-0096
International Dial in: +44 (0) 20-8401-1043
PASSWORD: European Investment Banking

Dial in audio replay, and the presentation slides, will be made available later the same day. Please refer to www.ir.ml.com for more information. An on-demand video webcast replay of the presentation should be available at www.ir.ml.com on Monday, February 11.

     Merrill Lynch may make or publish forward-looking statements about management expectations, strategic objectives, business prospects, anticipated financial performance and other similar matters. A variety of factors, many of which are beyond Merrill Lynch's control, could cause actual results and experience to differ materially from the expectations expressed in these statements. These factors include, but are not limited to, financial market volatility, actions and initiatives by current and potential competitors, the effect of current and future legislation or regulation, and additional factors described in Merrill Lynch's Annual Report on Form 10-K and subsequent reports on Form 8-K and Form 10-Q, which are available at the SEC's website, www.sec.gov. Merrill Lynch undertakes no responsibility to update or revise any forward-looking statements.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH & CO., INC.
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                                                         (Registrant)




                                               By: /s/ Andrea L. Dulberg
                                                  ----------------------------
                                                       Andrea L. Dulberg
                                                       Corporate Secretary



Date:  February 5, 2002




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